LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 7, 2013

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

CLEARBRIDGE MID CAP GROWTH FUND,

EACH DATED MARCH 1, 2013

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on November 7, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on May 23, 2013 and November 7, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

The following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The ticker symbol for Class A2 shares is LCBGX, effective on or about December 2, 2013.

Class R1 shares of the fund will be reclassified as Class A2 shares of the fund, effective on or about December 2, 2013.

Effective on or about December 2, 2013, the fund will offer Class A2 shares to clients of financial intermediaries with a direct transfer agent relationship with the fund.

Effective on or about December 2, 2013, the following text is added to the section titled “Fees and expenses of the fund” in the fund’s Summary Prospectus and Prospectus:

Shareholder fees (fees paid directly from your investment)
Class A2
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none
Small account fee[1]	$15

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Class A2
Management fees	0.80
Distribution and service (12b-1) fees	0.25
Other expenses[2]	2.77
Total annual fund operating expenses	3.82
Fees waived and/or expenses reimbursed[3]	(2.32)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.50

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class A2 shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.50% for Class A2 shares. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A2 (with or without redemption at end of period)	719	1,256	2,046	4,103

Effective on or about December 2, 2013, all references to Class R1 shares are removed from the fund’s Summary Prospectus and Statement of Additional Information.

Effective on or about December 2, 2013, the following text is added to the section titled “Purchase and sale of fund shares” in the fund’s Summary Prospectus and Prospectus:

Investment minimum initial/additional investment ($)
Class A2**
General	1,000/50
Uniform Gifts or Transfers to Minor Accounts	1,000/50
IRAs	250/50
SIMPLE IRAs	None/None
Systematic Investment Plans	50/50
Clients of Eligible Financial Intermediaries	None/None
Eligible Investment Programs	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None
Other Retirement Plans	None/None
Institutional Investors	1,000/50

**	Available to investors investing through a financial intermediary with a direct transfer agent relationship with the fund.

Effective on or about December 2, 2013, the following text is added to the section titled “More on fund management – Expense limitation” in the fund’s Prospectus:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.50% for Class A2 shares, subject to recapture as described below. This arrangement is expected to continue until December 31, 2015, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the limit described above or any other lower limit then in effect.

Effective on or about December 2, 2013, the following text is added to the section titled “More on fund management – Distribution” in the fund’s Prospectus:

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A2 shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Effective on or about December 2, 2013, the following text is added to the section titled “Choosing a class of shares to buy” in the fund’s Prospectus:

Individual investors can generally invest in Class A2 shares.

Investors who hold their shares through a financial intermediary that has a direct transfer agent relationship with the fund (“Direct TA Accounts”) will not be permitted to acquire Class A shares of the fund through new purchases or incoming exchanges. Direct TA Accounts will be permitted to acquire Class A2 shares.

When choosing between Class A2 and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A2 shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A2 shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A2 or Class C shares.

Class A2 shares are not authorized to pay fees for recordkeeping services to Service Agents.

Effective on or about December 2, 2013, the following text is added to the section titled “Comparing the fund’s classes” in the fund’s Prospectus:

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A2

•  Initial sales charge

•  You may qualify for reduction or waiver of initial sales charge

•  Generally lower expenses than Class C

•  Available only to investors who hold shares through a financial intermediary that has a direct transfer agent relationship with the fund

		Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A2 shares of funds sold by a financial intermediary with a direct transfer relationship with the fund or, if such fund does not offer Class A2, then for Class A shares

[1]	Ask your Service Agent about the funds available for exchange.

Effective on or about December 2, 2013, the following text is added to the section titled “Sales charges” in the fund’s Prospectus:

Class A2 shares are subject to the same sales charges and waivers as Class A shares, may be combined with shares of other funds for the accumulation privilege and may be included in letters of intent.

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A2 shares. However, if you redeem these Class A2 shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Effective on or about December 2, 2013, the following text is added to the section titled “Retirement and Institutional Investors – eligible investors” in the fund’s Prospectus:

Class A2 shares are generally available for investment by Retirement Plans with omnibus accounts held on the books of the fund, Other Retirement Plans, Eligible Investment Programs, Clients of Eligible Financial Intermediaries and Institutional Investors. Class I shares are available for exchange from Class A, Class A2 or Class C shares of the fund by participants in the Eligible Investment Programs.

Class A2 shares – Retirement Plans

Retirement Plans may buy Class A2 shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A2 shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A2 shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A2 shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A2 shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Effective on or about December 2, 2013, the following text is added to the section titled “Dividends, other distributions and taxes” in the fund’s Prospectus:

If you hold Class A2 shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to certain conditions.

CBAX015985

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